UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2026

ZURN ELKAY WATER SOLUTIONS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware		001-35475	20-5197013
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

511 W. Freshwater Way			53204
Milwaukee,	Wisconsin
(Address of principal executive offices)			(Zip Code)

(855) 480-5050
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock $.01 par value	ZWS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 30, 2026, Zurn Elkay Water Solutions Corporation (the “Company”) announced that Sudhanshu Chhabra, Executive Vice President, Zurn Elkay Business Systems, will transition into an advisory role effective April 30, 2026.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on April 30, 2026 (the "2026 Annual Meeting"). The Company’s stockholders: (i) elected three directors to the Company’s Board of Directors to serve for three-year terms expiring at the Annual Meeting to be held in 2029; (ii) approved on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement; and (iii) ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Fiscal 2026”). There were 167,542,304 outstanding shares of the Company’s common stock eligible to vote as of March 3, 2026, the record date for the 2026 Annual Meeting.

The directors elected to the Company’s Board for terms expiring at the 2029 Annual Meeting as indicated below, as well as the number of votes cast for, votes withheld and broker non-votes with respect to each of these individuals, are set forth below:

Director (2029)	Votes FOR	Votes Withheld	Broker Non-Votes	% of FOR Votes Cast
Thomas D. Christopoul	144,469,674	7,736,724	5,902,052	94.9%
Emma M. McTague	145,704,035	6,502,363	5,902,052	95.7%
Peggy N. Troy	140,086,587	12,119,811	5,902,052	92.0%
The terms of office for the following directors continue until the Annual Meeting in the year set forth below:

Director	Term	Director	Term
Todd A. Adams	2027	Mark S. Bartlett	2028
George C. Moore	2027	Don Butler	2028
Rosemary Schooler	2027	Timothy J. Jahnke	2028
		David C. Longren	2028
The advisory vote regarding the compensation of the Company’s named executive officers, as disclosed in “Compensation Discussion and Analysis” and “Executive Compensation” in the Proxy Statement, received the following votes:

	Votes FOR Approval	Votes Against	Abstentions	Broker Non-Votes	% of FOR Votes Cast
Advisory Vote re: Compensation of NEOs	133,069,949	18,889,005	247,442	5,902,052	87.6%

The proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for Fiscal 2026 received the following votes:

	Votes FOR Approval	Votes Against	Abstentions	Broker Non-Votes	% of FOR Votes Cast
Ratification of Ernst & Young LLP	155,016,328	3,013,555	78,567	—	98.1%

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Zurn Elkay Water Solutions Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 1st day of May, 2026.

ZURN ELKAY WATER SOLUTIONS CORPORATION

By:	/s/ Jeffrey J. LaValle
Jeffrey J. LaValle
Vice President, General Counsel and Secretary
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